Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

Supplement dated December 2, 2009, to the Statement of Additional Information dated March 1, 2009,

as previously supplemented on March 26, 2009, March 31, 2009, April 17, 2009,

June 19, 2009, August 12, 2009, and August 17, 2009.

This supplement contains important information about the Fund referenced above.

Effective at the close of business on December 31, 2009, in the section “Additional Purchase and Redemption Information,” the following bullet point found on page 38 of the Statement of Additional Information is deleted in its entirety:

•

Retirement plans, benefit plans, and retirement plan platforms for which Wells Fargo Funds Management or the Fund’s distributor, or an affiliate, has entered into an agreement to provide administrative services will continue to be allowed to invest in the Fund.